Securities, 424I - Securities, 424I: 1	Mar. 27, 2026 USD ($)
Securities, 424I Table
Security Class Title	VanEck Merk Gold Shares
Aggregate Sales Price	$ 527,308,873.49
Aggregate Redeemed or Repurchased, FY	31,484,541.06
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	0.00
Net Sales	$ 495,824,332.43
Fee Rate	0.01381%
Amount of Registration Fee	$ 68,473.34